Expected Net Pension Plan Payments for Next 10 Years (Detail) - Pension Plan $ in Millions	Dec. 31, 2014 USD ($)
Expected Net Pension and OPEB Plan Payments for the Next 10 Years
2015	$ 5
2016	5
2017	6
2018	7
2019	7
2020 through 2024	45
Total expected net benefit payments for next 10 years	$ 75